Exhibit 35.2

             ANNUAL STATEMENT OF COMPLIANCE PURSUANT TO SECTION 3.19

                       Ameriquest Mortgage Securities Inc.
          Asset-Backed Pass-Through Certificates, Series ARSI 2006-M3

            Each of the undersigned does hereby certify that he/she is a duly appointed Executive Vice President and Authorized Servicing Agent of AMC Mortgage Services, Inc. (the "Sub-Servicer"), and further certify as follows;

            1. This certification is being made pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Agreement"), among Ameriquest Mortgage Securities Inc., as depositor, Ameriquest Mortgage Company, as master servicer and Deutsche Bank National Trust Company, as trustee.

            2. I have reviewed the activities of the Sub-Servicer during the preceding year and the Sub-Servicer's performance under the Agreement and to the best of my knowledge, based on such review, the Sub-Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the year.

            Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate as of March 26, 2007.


                                             By: /s/ Jane Johnson
                                                 -------------------------------
                                             Name: Jane Johnson
                                             Title: Executive Vice President and
                                                    Authorized Servicing Agent


                                             By: /s/ Jule J. Keen
                                                 -------------------------------
                                             Name: Jule J. Keen
                                             Title: Executive Vice President and
                                                    Authorized Servicing Agent


            I, Denise Apicella, an Assistant Secretary of the Sub-Servicer, hereby certify that each of Jane Johnson and Jule J. Keen is a duly qualified, and acting Authorized Servicing Agent of the Sub-Servicer and that the signature appearing above are their genuine signature.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate as of March 26, 2007.


                                             By: /s/ Denise Apicella
                                                 -------------------------------
                                             Name: Denise Apicella
                                             Title: Assistant Secretary